UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

ALSET EHOME INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

HF ENTERPRISES INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

Effective as of February 5, 2021, Alset EHome International Inc. (the “Company”) has changed its name from “HF Enterprises Inc.” to “Alset EHome International Inc.” The Company effected such name change pursuant to a merger entered into with a wholly owned subsidiary, Alset EHome International Inc. The Company is the surviving entity following this merger and has adopted the name of its former subsidiary. The Certificate of Merger is filed as Exhibit 3.5 to this Current Report on Form 8-K.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number
Exhibit

3.5
Certificate of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Date: February 11, 2021	By:	/s/ Rongguo Wei
Name: Rongguo Wei
Title: Co-Chief Financial Officer